UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07680

Minnesota Municipal Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: August 31

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

SEMIANNUAL REPORT

February 28, 2013

MXA	Minnesota Municipal Income Portfolio

Minnesota Municipal Income Portfolio

OUR IMAGE–GEORGE WASHINGTON

His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American.

1	Explanation of Financial Statements

2	Fund Overview

3	Schedule of Investments

7	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

19	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	1

Fund Overview

Portfolio Allocation1

As a percentage of total investments on February 28, 2013

Healthcare Revenue	28%
Utility Revenue	19
Education Revenue	16
Housing Revenue	14
General Obligations	7
Leasing Revenue	3
Tax Revenue	3
Economic Development Revenue	2
Industrial Development Revenue	2
Miscellaneous Revenue	2
Transportation Revenue	2
Pre-refunded Issues[2]	2
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2Within the Schedule of Investments, pre-refunded issues are classified under their applicable industries.

Bond Credit Quality Breakdown3

As a percentage of long-term investments on February 28, 2013

AAA	5%
AA	23
A	31
BBB	22
BB	2
NR	17
100%

3Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

2	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

Schedule of Investments	February 28, 2013 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 144.3%
Economic Development Revenue — 3.5%
Minneapolis Development, Limited Tax Supported Common Bond (AMT),
4.85%, 12/1/17, Series 2006-1A	$580,000	$628,169
4.88%, 12/1/18, Series 2006-1A	610,000	657,281
5.13%, 6/1/22, Series 2007-2A	500,000	538,625
Moorhead, American Crystal Sugar Company, Recovery Zone Facility, Series 2010, 5.65%, 6/1/27	500,000	561,875

		2,385,950

Education Revenue — 23.0%
Anoka County, Charter School Lease, Series 2012-A, 5.00%, 6/1/43	290,000	294,489
Baytown Township, St. Croix Preparatory Academy Project, Series 2008-A, 7.00%, 8/1/38	900,000	960,885
Duluth Housing & Redevelopment Authority, Public Schools Academy, Series 2010-A, 5.60%, 11/1/30	1,000,000	1,054,060
Higher Education Facilities, Augsburg College,
5.00%, 5/1/23, Series 2005-6C	500,000	509,115
5.00%, 5/1/28, Series 2006-6J1	1,800,000	1,846,854
Higher Education Facilities, Bethel University, Series 2007-6R
5.50%, 5/1/27	1,000,000	1,055,120
5.50%, 5/1/37	200,000	209,304
Higher Education Facilities, College of Art & Design, Series 2006-6K, 5.00%, 5/1/26	1,000,000	1,033,220
Higher Education Facilities, Macalester College, Series 2012-7S, 4.00%, 5/1/43	600,000	629,418
Higher Education Facilities, St. Benedict College, Series 2008-5, 4.13%, 3/1/16	100,000	106,557
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 2009-7A	1,000,000	1,115,620
5.25%, 4/1/39, Series 2009-6X	700,000	783,818
Minneapolis, University Gateway Project, Series 2006, 4.50%, 12/1/31	2,000,000	2,070,960
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	1,365,000	1,370,119
St. Paul Housing & Redevelopment Authority, Nova Classical Academy, Series 2011-A, 6.38%, 9/1/31	650,000	724,425
St. Paul Housing & Redevelopment Authority, St. Paul Academy & Summit School Project, Series 2007, 5.00%, 10/1/24	500,000	548,475
University of Minnesota, Series 2011-A, 5.25%, 12/1/29	1,000,000	1,225,200

		15,537,639

General Obligations — 9.5%
Burnsville Independent School District Number 191, Alternative Facilities, Series 2008-A (MSDCEP), 4.75%, 2/1/24	1,600,000	1,837,344
Minnesota State, Highway & Various Purpose, Series 2007, 5.00%, 8/1/25	3,000,000	3,519,990
Puerto Rico Commonwealth, Series 2011-A, 5.75%, 7/1/41	1,000,000	1,051,960

		6,409,294

Healthcare Revenue — 41.7%
Center City Health Care Facilities, Hazelden Foundation Project, Series 2011, 5.00%, 11/1/41	300,000	325,080
Cuyuna Range Hospital District, Health Facilities,
5.00%, 6/1/29	1,000,000	1,040,530
5.50%, 6/1/35	1,000,000	1,012,800
Glencoe Health Care Facilities, Glencoe Regional Health Services Project,
4.00%, 4/1/31, Series 2013	460,000	470,203
5.00%, 4/1/31, Series 2005	1,100,000	1,115,763
Maple Grove Health Care Facilities, North Memorial Health Care, Series 2005, 5.00%, 9/1/35	2,000,000	2,040,100
Maple Grove Health Care Systems, Maple Grove Hospital, Series 2007, 5.25%, 5/1/25	1,000,000	1,065,100
Marshall Medical Center, Weiner Medical Center Project, Series 2003-A (Pre-refunded 11/1/13 @ 100), 6.00%, 11/1/28 ¯	400,000	414,128
Minneapolis Health Care Facilities, Walker Campus Project, Series 2012, 4.75%, 11/15/28	900,000	917,487
Minneapolis Health Care Systems, Fairview Health Services, Series 2008-A, 6.63%, 11/15/28	1,800,000	2,218,428
Minnesota Agricultural & Economic Development Board, Essentia Health, Series 2008-E (AGC), 5.00%, 2/15/37	3,750,000	4,041,412
Minnesota Agricultural & Economic Development Board, Health Care System, Series 1997-A (NATL), 5.75%, 11/15/26	35,000	35,069
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22 ¥	1,000,000	1,002,010
Pine City Health Care & Housing, North Branch, Series 2006-A (GNMA), 4.80%, 10/20/26	1,000,000	1,021,340
Prior Lake Senior Housing, Shepard’s Path Senior Housing, Series 2006-B, 5.70%, 8/1/36	500,000	503,290

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	3

Schedule of Investments	February 28, 2013 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶

Shakopee Health Care Facilities, St. Francis Regional Medical Center, Series 2004, 5.25%, 9/1/34	$1,000,000	$1,017,530
St. Cloud Health Care, CentraCare Health System, Series 2010-A, 5.13%, 5/1/30	500,000	557,515
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series 2009, 5.75%, 7/1/39	1,500,000	1,695,840
St. Paul Housing & Redevelopment Authority, Allina Health System, Series 2009-A-1, 5.25%, 11/15/29	1,175,000	1,320,947
St. Paul Housing & Redevelopment Authority, Health Care Facility, HealthPartners Obligation Group Project, Series 2006, 5.25%, 5/15/36	1,430,000	1,500,599
St. Paul Housing & Redevelopment Authority, HealthEast Project, Series 2005, 6.00%, 11/15/30	550,000	594,759
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006, 5.63%, 10/1/33 ¥	909,198	937,057
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series 2007-A, 5.25%, 10/1/42	650,000	652,990
St. Paul Port Authority, HealthEast Midway Campus,
5.75%, 5/1/25, Series 2007-A	100,000	106,447
5.88%, 5/1/30, Series 2005-A	500,000	531,440
6.00%, 5/1/30, Series 2005-B	900,000	959,139
West St. Paul Health Care Facilities, Walker Thompson Hill Project, Series 2011-A, 7.00%, 9/1/46	1,000,000	1,083,400

		28,180,403

Housing Revenue — 19.9%
Coon Rapids Multifamily Housing, Margaret Place Apartments, Series 1997-A, 6.25%, 5/1/18 ¥	335,000	335,312
Coon Rapids Multifamily Housing, Tralee Terrace Apartments, Series 2010 (FHLMC), 4.50%, 6/1/26	1,700,000	1,874,471
Cottage Grove Senior Housing, Cottage Grove Project, Series 2006-A, 5.00%, 12/1/31 ¥	455,000	458,658
Maplewood Multifamily, Carefree Cottages II, Series 2004 (AMT) (FNMA) (Mandatory Put 4/15/19 @ 100), 4.80%, 4/15/34	1,000,000	1,027,080
Minneapolis Housing, Keeler Apartments Project, Series 2007-A, 5.00%, 10/1/37	750,000	746,813
Minneapolis Multifamily Housing, Vantage Flats Project, Series 2007 (AMT) (GNMA), 5.20%, 10/20/48	970,000	998,663
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series 2006-A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	450,817	465,766
Minnesota Housing Finance Agency, Homeownership Finance, Series 2011-D (FHLMC) (FNMA) (GNMA), 4.70%, 1/1/31	150,000	162,386
Minnesota Housing Finance Agency, Nonprofit Housing, State Appropriation, Series 2011, 5.00%, 8/1/31	1,230,000	1,404,045
Minnesota Housing Finance Agency, Rental Housing, Series 2011, 5.05%, 8/1/31	355,000	395,662
Minnesota Housing Finance Agency, Residential Housing (AMT),
4.70%, 7/1/27, Series 2007-D	2,430,000	2,520,007
5.65%, 7/1/33, Series 2008-B	795,000	836,435
Moorhead Economic Development Authority, Housing Development Eventide Project, Series 2006-A, 5.15%, 6/1/29	700,000	701,288
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41 ¥	800,000	808,888
Wayzata Senior Housing Revenue, Folkestone Senior Living Community, Series 2012-A, 6.00%, 5/1/47	220,000	233,233
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28 ¥	520,000	528,970

		13,497,677

Industry Development Revenue — 2.9%
St. Paul Port Authority, Solid Waste Disposal, Series 2012-7 (AMT), 4.50%, 10/1/37	1,950,000	1,971,138

Leasing Revenue — 6.1%
Andover Economic Development Authority, Public Facility, Community Center, Series 2004 (Crossover Refunded 2/1/14 @ 100) z
5.13%, 2/1/24	100,000	103,826
5.13%, 2/1/24	150,000	155,739
Duluth Capital Appreciation Independent School District Number 709, Series 2012-A, Certificate of Participation, Zero Coupon Bond (MSDCEP), 3.31%, 2/1/28 °	1,000,000	574,360
Pine County Housing & Redevelopment Authority, Series 2005-A, 5.00%, 2/1/31	1,000,000	1,124,930
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, Series 2008, 5.00%, 12/1/32	400,000	431,160
St. Paul Port Authority, Regions Hospital Parking Ramp Project, Series 2007-1, 5.00%, 8/1/36	1,000,000	1,016,620
State of Minnesota General Fund, Series 2012-B, 3.00%, 3/1/30	700,000	695,380

		4,102,015

Miscellaneous Revenue — 2.3%
Minneapolis, National Marrow Donor Program, Series 2010, 4.25%, 8/1/20	1,000,000	1,058,130
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series 2010-A, 5.00%, 8/1/30	460,000	519,791

		1,577,921

Recreation Authority Revenue — 0.6%
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21 ¥	395,000	395,292

The accompanying notes are an integral part of the financial statements.

4	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶

Tax Revenue — 4.5%
Minneapolis Tax Increment, Grant Park Project, Series 2006, 5.35%, 2/1/30	$1,000,000	$961,220
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27 ¥	450,000	445,280
St. Paul Housing & Redevelopment Authority Tax Increment, Upper Landing Project, Series 2012, 5.00%, 9/1/26	450,000	474,349
Virgin Islands Public Finance Authority, Series 2009-B, 5.00%, 10/1/25	1,050,000	1,156,575

		3,037,424

Transportation Revenue — 2.9%
St. Paul Metropolitan Airports Commission, Series 2010-D (AMT), 4.00%, 1/1/23	1,840,000	1,965,911

Utility Revenue — 27.4%
Buffalo Capital Appreciation Water & Sewer, Series 2009-B, Zero Coupon Bond (MSCP) °
1.52%, 10/1/21	1,800,000	1,443,150
1.68%, 10/1/22	1,800,000	1,358,172
1.86%, 10/1/23	1,800,000	1,276,776
Northern Municipal Power Agency, Minnesota Electric System, Series 2008-A (AGC)
5.00%, 1/1/20	750,000	867,953
5.00%, 1/1/21	1,000,000	1,158,280
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series 2008-A, 6.00%, 7/1/38	600,000	620,676
Puerto Rico Electric Power Authority Power Revenue, Series 2010-XX, 5.25%, 7/1/40	1,000,000	1,010,240
Southern Minnesota Municipal Power Agency, Series 1994-A, Zero Coupon Bond (NATL) °
2.02%, 1/1/19	8,600,000	7,749,718
2.83%, 1/1/23	1,100,000	836,649
2.99%, 1/1/24	3,050,000	2,225,066

		18,546,680

Total Municipal Long-Term Investments (Cost: $87,868,090)		97,607,344

Short-Term Investment — 0.3%
Federated Minnesota Municipal Cash Trust Institutional Shares, 0.01% W (Cost: $187,728)	187,728	187,728

Total Investments ▲ — 144.6% (Cost: $88,055,818)		97,795,072

Preferred Shares at Liquidation Value — (46.0)%		(31,100,000)

Other Assets and Liabilities, Net — 1.4%		931,171

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$67,626,243

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¯	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¥	Security considered illiquid. As of February 28, 2013, the fair value of these investments was $4,911,467 or 7.3% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

z	Crossover refunded securities are typically backed by the credit of the refunding issuer, which secures the timely payment of principal and interest. These bonds mature at the call date and price indicated.

°	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of February 28, 2013.

W	The rate shown is the annualized seven-day effective yield as of February 28, 2013.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	5

Schedule of Investments	February 29, 2012 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

▲	On February 28, 2013, the cost of investments for federal income tax purposes was approximately $88,055,818. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation......	$9,817,442
Gross unrealized depreciation	(78,188)

Net unrealized appreciation	$9,739,254

AGC–Assured Guaranty Corporation

AMT–Alternative Minimum Tax. As of February 28, 2013, the aggregate fair value of securities subject to the AMT was $11,609,075, which represents 17.2% of total net assets applicable to common shares.

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSCP–Minnesota State Credit Program

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

The accompanying notes are an integral part of the financial statements.

6	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

Statement of Assets and Liabilities	February 28, 2013 (unaudited)

Assets:
Unaffiliated investments, at fair value (Cost: $88,055,818) (note 2)	$97,795,072
Receivable for accrued interest	1,008,883
Prepaid expenses and other assets	17,141

Total assets	98,821,096

Liabilities:
Payable for preferred share distributions (note 3)	307
Payable for investment advisory fees	25,910
Payable for administration fees	14,911
Payable for postage and printing fees	3,884
Payable for listing fees	4,322
Payable for audit fees	9,102
Payable for remarketing fees	12,240
Payable for legal fees	19,615
Payable for pricing fees	306
Payable for transfer agent fees	2,091
Payable for other expenses	2,165

Total liabilities	94,853

Preferred shares, at liquidation value (note 3)	31,100,000

Net assets applicable to outstanding common shares	$67,626,243

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$57,707,687
Undistributed net investment income	588,048
Accumulated net realized loss on investments	(408,746)
Net unrealized appreciation of investments	9,739,254

Net assets applicable to outstanding common shares	$67,626,243

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$67,626,243
Common shares outstanding (authorized 200 million shares of $0.01 par value)	4,146,743
Net asset value per share	$16.31
Market price per share	$18.10

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$31,100,000
Preferred shares outstanding (authorized one million shares)	1,244
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	7

Statement of Operations	For the six-month period ended February 28, 2013 (unaudited)

Investment Income:
Interest from unaffiliated investments	$2,314,556
Dividends from unaffiliated money market fund	13

Total investment income	2,314,569

Expenses (note 5)
Investment advisory fees	170,770
Administration fees	97,583
Remarketing agent fees	26,753
Custodian fees	3,332
Postage and printing fees	9,812
Transfer agent fees	16,102
Listing fees	4,351
Directors’ fees	36,157
Legal fees	17,868
Audit fees	27,407
Insurance fees	17,376
Pricing fees	4,690
Other expenses	18,857

Total expenses	451,058

Net investment income	1,863,511

Net realized and unrealized gains on investments (notes 2 and 4):
Net realized gain on investments	448,036
Net change in unrealized appreciation or depreciation of investments	163,227

Net gain on investments	611,263

Distributions to preferred shareholders (note 2):

From net investment income	(36,070)

Net increase in net assets applicable to outstanding common shares resulting from operations	$2,438,704

The accompanying notes are an integral part of the financial statements.

8	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

Statements of Changes in Net Assets

	Six-Month Period Ended 2/28/13 (unaudited)	Year Ended 8/31/12
Operations:
Net investment income	$1,863,511	$3,730,315
Net realized gain on investments	448,036	356,216
Net change in unrealized appreciation or depreciation of investments	163,227	6,109,351
Distribution to preferred shareholders from net investment income (note 2)	(36,070)	(75,458)

Net increase in net assets applicable to outstanding common shares resulting from operations	2,438,704	10,120,424

Distributions to common shareholders (note 2):
From net investment income	(1,841,154)	(3,499,851)

Total increase in net assets applicable to outstanding common shares	597,550	6,620,573

Net assets applicable to outstanding common shares at beginning of period	67,028,693	60,408,120

Net assets applicable to outstanding common shares at end of period	$67,626,243	$67,028,693

Undistributed net investment income	$588,048	$601,761

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	9

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Six-Month Period Ended 2/28/13 (unaudited)		Year Ended August 31,
			2012	2011	2010	2009	2008
Per-Share Data
Net asset value, common shares, beginning of period	$16.16		$14.56	$15.28	$13.39	$13.71	$14.18

Operations:
Net investment income	0.45		0.90	0.88	0.92	0.90	0.90
Net realized and unrealized gain (losses) on investments and futures contracts	0.15		1.56	(0.71)	1.91	(0.22)	(0.32)
Distributions to preferred shareholders:
From net investment income	(0.01)		(0.02)	(0.03)	(0.03)	(0.11)	(0.21)
From net realized gain on investments	—		—	—	—	(0.03)	(0.07)

Total from operations	0.59		2.44	0.14	2.80	0.54	0.30

Distributions to common shareholders:
From net investment income	(0.44)		(0.84)	(0.86)	(0.91)	(0.79)	(0.66)
From net realized gain on investments	—		—	—	—	(0.07)	(0.11)

Total distributions to common shareholders	(0.44)		(0.84)	(0.86)	(0.91)	(0.86)	(0.77)

Net asset value, common shares, end of period	$16.31		$16.16	$14.56	$15.28	$13.39	$13.71

Market value, common shares, end of period	$18.10		$17.52	$15.37	$15.70	$14.77	$13.10

Selected Information
Total return, common shares, net asset value [1]	3.73	% [5]	17.25%	1.30%	21.66%	4.85%	2.08%
Total return, common shares, market value [2]	5.87	% [5]	19.91%	3.73%	12.86%	20.92%	4.46%
Net Assets applicable to outstanding common shares at end of period (in millions)	$68		$67	$60	$63	$56	$57
Ratio of expenses to average weekly net assets applicable to outstanding common shares [3]	1.35	% [6]	1.42%	1.46%	1.29%	1.42%	1.35%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	5.58	% [6]	5.82%	6.25%	6.46%	7.32%	6.37%
Portfolio turnover rate	6%		6%	10%	16%	16%	36%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$31		$31	$31	$31	$31	$31
Asset coverage per remarketed preferred share (in thousands) [4]	$79		$79	$74	$76	$70	$71
Liquidation preference and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
[5]	Total return has not been annualized.
[6]	Annualized.

The accompanying notes are an integral part of the financial statements.

10	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

Notes to Financial Statements	(unaudited as to February 28, 2013)

(1)	Organization

Minnesota Municipal Income Portfolio, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the NYSE MKT under the symbol MXA.

The fund concentrates its investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of February 28, 2013, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transactions between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	11

Notes to Financial Statements

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of February 28, 2013, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Municipal Long-Term Investments	$—	$97,607,344	$—	$97,607,344
Short-Term Investment	187,728	—	—	187,728

Total Investments	$187,728	$97,607,344	$—	$97,795,072

Refer to the Schedule of Investments for further security classification.

During the six-month period ended February 28, 2013, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and

12	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company (“RIC”) as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of February 28, 2013, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the six-month period ended February 28, 2013 (estimated), and the fiscal year ended August 31, 2012, were as follows:

	02/28/13	8/31/12
Distributions paid from:
Tax exempt income	$1,877,224	$3,550,542
Ordinary income	—	25,285

	$1,877,224	$3,575,827

As of August 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$18,500
Undistributed tax-exempt income	601,180
Accumulated capital and post-October losses	(852,141)
Unrealized appreciation (depreciation)	9,571,386
Other accumulated gain (loss)	(5,824)

Accumulated earnings (deficit)	$9,333,101

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2012, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$852,141	2018

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	13

Notes to Financial Statements

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. §289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of February 28, 2013 the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of and for the six-month period ended February 28, 2013, the fund had no outstanding futures contracts.

14	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 28, 2013, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of February 28, 2013, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

As of February 28, 2013, the fund held 8 illiquid securities, the fair value of which was $4,911,467, which represents 7.3% of total net assets applicable to outstanding common shares. As of February 28, 2013, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Par	Date Acquired	Cost Basis
Coon Rapids Multifamily Housing, Margaret Place Apartments, Series 1997-A, 6.25%, 5/1/18	$335,000	04/04	$320,262
Cottage Grove Senior Housing, Cottage Grove Project, Series 2006-A, 5.00%, 12/1/31	455,000	12/06	455,000
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27	450,000	11/05	450,000
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22	1,000,000	12/02	1,000,000
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21	395,000	12/03	397,588
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41	800,000	04/06	788,883
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006, 5.63%, 10/1/33	909,198	10/06	924,382
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28	520,000	05/07	519,806

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the six-month period ended February 28, 2013, the fund had no outstanding investments in inverse floaters.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	15

Notes to Financial Statements

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of February 28, 2013, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to February 28, 2013, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Remarketed Preferred Shares

As of February 28, 2013, the fund had outstanding 1,244 remarketed preferred shares (622 shares in Class “M” and 622 shares in Class “W”) (“RP® shares”) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP® shares is adjusted every seven days (on Mondays for Class “M” and on Wednesdays for Class “W”), as determined by the remarketing agent, Merrill Lynch & Co. (The “Remarketing Agent”).

Normally, the dividend rates on the RP® shares are set at the market clearing rate determined through a remarketing process that brings together bidders who wish to buy RP® shares and holders of RP® shares who wish to sell. Since February 13, 2008, however, sell orders have exceeded bids and the regularly scheduled remarketings for the fund’s RP® shares have failed. When a remarketing fails, the fund is required to pay the maximum applicable rate on the RP® shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the RP® shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the remarketing been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. February 28, 2013, the maximum applicable rates were 0.18% for Class “M” and 0.18% for Class “W”.

In the event of a failed remarketing, holders of RP® shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful remarketing. There is no way to predict when or if future remarketings might succeed in attracting sufficient buyers for the shares offered.

RP® is a registered trademark of the Remarketing Agent.

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six-month period ended February 28, 2013, aggregated $5,392,577 and $6,389,749, respectively.

(5)	Fees and Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The

16	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administrative Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Remarketing Agent Fees

The fund has entered into a remarketing agreement with the Remarketing Agent. The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.15% of the fund’s average amount of RP® outstanding. For its fee, the Remarketing Agent will remarket shares of RP® tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the six-month period ended February 28, 2013, custodian fees were increased by $29 as a result of overdrafts and were not reduced as a result of interest earned.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	17

Notes to Financial Statements

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses. For the six-month period ended February 28, 2013, legal fees and expenses of $1,955 were paid to a law firm of which a former Assistant Secretary of the fund had served as a partner through December 31, 2012.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

Notice to Shareholders	(unaudited)

ANNUAL MEETING RESULTS

An annual meeting of the fund’s shareholders was held on December 11, 2012. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to such matters, are set forth below.

(1)	The fund’s preferred shareholders were asked to elect two nominees for director at the meeting – Roger A. Gibson and Leonard W. Kedrowski. A quorum of the preferred shares required to vote on this matter was not represented in person or by proxy at the meeting held on December 11, 2012. Because Roger A. Gibson and Leonard W. Kedrowski were previously elected by the preferred shareholders to serve until their successors were elected and qualify, they will continue to serve as directors until they or their successors are elected.

(2)	The fund’s common and preferred shareholders, voting as a single class, elected the following directors:

	Shares Voted “For”	Shares Withholding Authority to Vote
John P. Kayser	3,506,472	228,888
Richard K. Riederer	3,487,738	228,888
James M. Wade	3,506,472	228,888

(3)	The fund’s common and preferred shareholders, voting as a single class, ratified the selection by the fund’s board of directors of Ernst & Young LLP as the independent registered public accounting firm for the fund for the fiscal period ending August 31, 2013. The following votes were cast regarding this matter:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes

3,698,382	22,603	66,985	—

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the fund’s policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund’s Form N-Q is available (1) without charge upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the fund’s Form N-Q at the Commission’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT	19

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the Information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc. • American Strategic Income Portfolio Inc. • American Strategic Income Portfolio Inc. II • American Strategic Income Portfolio Inc. III • American Select Portfolio Inc.	• American Municipal Income Portfolio Inc. • Minnesota Municipal Income Portfolio Inc. • First American Minnesota Municipal Income Fund II, Inc. • American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

20	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 SEMIANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of Minnesota Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of Minnesota Municipal Income Portfolio

Director of Charterhouse Group, Inc.

John Kayser

Director of Minnesota Municipal Income Portfolio

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of Minnesota Municipal Income Portfolio

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of Minnesota Municipal Income Portfolio

Owner and President of Jim Wade Homes

Minnesota Municipal Income Portfolio’s Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Portfolio

2013 Semiannual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

4/2013    0058-13    MXA-SAR

Item 2—Code of Ethics

Not applicable to the semi-annual report.

Item 3—Audit Committee Financial Expert

Not applicable to the semi-annual report.

Item 4—Principal Accountant Fees and Services

Not applicable to the semi-annual report.

Item 5—Audit Committee of Listed Registrants

Not applicable to the semi-annual report.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Minnesota Municipal Income Portfolio Inc.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: April 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: April 29, 2013

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: April 29, 2013